
Thrombin
TP508


AZX100

Capstone Therapeutics

Annual Meeting Update

June 6, 2011

CAPSTONE

Safe Harbor Statement

- Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which include the timing and acceptability of FDA filings and the efficacy and marketability of potential products, involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include: delays in obtaining or inability to obtain FDA, institutional review board or other regulatory approvals of pre-clinical or clinical testing; unfavorable outcomes in our pre-clinical and clinical testing; the development by others of competing technologies and therapeutics that may have greater efficacy or lower cost; delays in obtaining or inability to obtain FDA or other necessary regulatory approval of our products; our inability to successfully and cost effectively develop or outsource manufacturing and marketing of any products we are able to bring to market; changes in FDA or other regulations that affect our ability to obtain regulatory approval of our products, increase our manufacturing costs or limit our ability to market our product; effects of the Capstone Stockholder Put Rights or ongoing *qui tam* litigation on our stock price, liquidity or our ability to continue operations; effects on our stock price and liquidity if we are unable to meet the requirements for continued listing on the NASDAQ Capital Market; our need for additional capital in the future to fund the continued development of our product candidates; and other factors discussed in our Form 10-K for the fiscal year ended December 31, 2010, and other documents we file with the Securities and Exchange Commission.

Agenda

A. Final Results:
   AZX100 OL-ASCAR-03 - Trocar Sites of Arthroscopic Shoulder Surgery Patients

B. Status: Stockholder Put Right

C. Status: NASDAQ Listing

D. Operating Results: March 31, 2011

E. Summary

A) Twelve-Month Results: AZX100 OL-ASCAR-03 - Trocar Sites of Arthroscopic Shoulder Surgery Patients

Dermal Scarring: Range of Indications


© 2008 Logical Images, Inc


© 2007 Logical Images, Inc

Keloid Scars

- Overgrowth of dense fibrous tissue
- Extend beyond borders of original wound
- Do not regress spontaneously
- Tend to recur after excision




5mm
P21 101

Hypertrophic Scars

- Red, itching, raised fibrous lesions
- Typically do not expand beyond boundaries of initial injury
- May undergo partial spontaneous resolution
- Common after thermal and other injuries that involve deep dermis





Normal / Common Scars

- Various types:
  - Flat, pale
  - Sunken
  - Red, dark, raised
  - Result from surgery, burns acne

Evidence of AZX100 Impact on Dermal Scarring

- Cellular (*in vitro*) (2007)
  - AZX100 decreased expression of CTGF & Type 1 collagen
  - AZX100 decreased stress fiber formation & altered morphology of human dermal keloid fibroblasts*
- Pre-Clinical (2007)
  - AZX100 significantly improved collagen organization in Siberian hamster scarring model*
- Clinical (2008-2010)
  - Phase 1a & 1b Safety Profile – No drug-related SAEs
  - Phase 1b - Strong pharmacologic signal & early signal of activity
  - Phase 2a – Two studies (now completed) demonstrated safety & observed signals of efficacy
- Total Clinical Subjects (to date): N = 338

*Lopes, L., *et al.* "Cell Permeant Peptide Analogues of the Small Heat Shock Protein, HSP20, Reduce TGF-β1-Induced CTGF Expression in Keloid Fibroblasts." *Journal of Investigative Dermatology* 129, 590-598 (11 September 2008) doi:10.1038/jid.2008.264 Original Article

Goals of Dermal Scar Therapy

- **Appearance**
  - Aesthetic improvement
- **Scar Strength**
  - Reduce risk of dehiscence/scar splitting & subsequent infection
- **Acceleration of Time to Maximum Healing / Improvement**
  - Avoid post-surgical risks

Goals of Phase 2a

- Safety & Tolerability
- Initial Investigation of Dose & Administration
- Analyses to Detect Any Signal or Trend of Efficacy

- Phase 2a is <u>not</u> a registration trial

AZX100 Phase 2a Pilot Clinical Trial in Surgical (Trocar Site) Scars

- One Study:
  - OL-ASCAR-03: 3.0 mg, 10.0 mg or placebo
- Objective:
  - Scar reduction in trocar sites
- Study Design:
  - Comparison of three trocar site scars following arthroscopic shoulder surgery
  - Placebo-controlled; n = 150 dosed
  - Two active doses per patient (intra-patient control) 3.0 mg, 10.0 mg
  - Placebo-only cohort (n=25)
  - Two intradermal injections into each trocar site
    - 9 ± 2 days following surgery
    - 21 ± 2 days following surgery

AZX100 Dermal Scarring Phase 2a Clinical Program

Deliverables

- **Safety**
- (Objective) **3D Digital Photography** — Height, Length, Volume, Width
- (Subjective) **POSAS*** @ 12 months
- ("Sub/Objective") **2D Digital Photography** — VAS**

OL-ASCAR-03
(Trocar Sites)
Final Data: 2Q2011

OL-ASCAR-04 / -05
(Keloids)
Final Data: 4Q2010

* POSAS: Patient and Observer Scar Assessment Scale; ** VAS: Visual Analog Scale

AZX100 Phase 2a Pilot Clinical Trial in Surgical (Trocar Site) Scars – Final Results

- **Final Analysis Reveals Signals of Efficacy**
  - Monthly statistical tests performed: Months 3-12
  - 8 tests yielded statistically significant or near significant results; **7 of these 8 favored AZX100**
  - **Significant or nearly significant findings occurred early;** slightly more often at 3.0 mg than at 10.0 mg; primarily at Month 3
    - **Example: Total Scar Volume at Month 3**
      AZX100 - 3.0 mg vs. placebo; $p = 0.0094$*
      AZX100 - 10.0 mg vs. placebo; $p = 0.033$*
  - **Scar histology at Month 12**
    Collagen Density, Maturity and Organization favored AZX100 3.0 mg, with *p*-values of 0.05 to 0.10 for all three variables
- Favorable Safety Profile

* *p*-values ≤ 0.05 are considered statistically significant

Baseline | Month 3 | Month 6 | Month 9 | Month 12

AZX100 3.0 mg



Placebo



Baseline	Month 3	Month 6	Month 9	Month 12

AZX100 3.0 mg



Placebo



Is AZX100 a Viable Candidate for Clinical & Commercial Development?



- Novel Mechanism: Anti-fibrotic
- Strong Patent Position
- Phase 2a – Early Human Efficacy Trials
  - Demonstrated Safety
  - Observed Signal of Efficacy Across Multiple Metrics & Time Points
- Cost-Effective Manufacturing Process
- Market Potential…
  - Multiple Indications
    - Dermal Scarring (Keloid; Hypertrophic; Surgical)
    - Other Fibrotic Disorders (e.g., IPF)
  - Large Market
    - 22.5 Million Surgical Procedures Performed Annually in U.S. Alone
    - Incidence of Keloid Susceptibility within Certain Populations: 5% - 15%
    - Estimated Addressable Market >$1.0 Billion
  - Potential Prophylactic Standard of Care in General Surgery
  - Potential Reimbursement for Problem Scars (Keloid)

Is AZX100 a Viable Candidate for Clinical & Commercial Development?



- Answer: YES
  - Capstone believes the AZX100 development program in dermal scarring should be continued
- To this end…
  - Capstone is pursuing a pharma or biotech collaboration to fund development
  - Internal planning & development programs continue
  - Clinical Pathway Indicated
    - Initiate Phase 2 dose / administration optimization studies

Update: TP508

TP508 Development Alliance


Thrombin
TP508

- Material Transfer Agreement w/ BiolineRx (Jerusalem)
- Focus: AMI
- Two Sequential Aims: "Acute" and "Chronic" Effects
- Regulatory requirement; IND-enabling studies
- Majority funded by BiolineRx

B) Status: Stockholder Put Right

Novel Corporate Governance

- Stockholder Put Right - Approved May-2010
- Mechanics:
  - Gives all CAPS Stockholders as of record date (30-Jun-2011) the right to **"put"** their shares of common stock to the Company on or about 31-Jul-2011 for **cash redemption at formula-based price***
    - *90% of Liquidation Value less Commitments & Contingencies
  - Put Right will expire if:
    - Material Transaction
    - Plan of Dissolution or Liquidation
    - Change in Control

Stockholder Put Right Status

- 4Q2009 - CAPS publicly disclosed that OrthoLogic (OLGC), its predecessor legal entity, was named as a defendant in a "qui tam" action against the orthopedic device industry
  - CAPS joined group defense and sought summary dismissal
- Dec-2010 - Motion to dismiss was denied; case continued to discovery
- Feb-2011 - CAPS advised by counsel that Delaware law may prohibit stockholder distribution in face of an undefined contingent liability
- Apr-2011 - CAPS Board of Directors Determination
  - Pending *qui tam* litigation seeks potentially significant damages that, if awarded, could exceed financial resources of the Company
  - Pendency of this claim at the time of share repurchases could cause violation Section 160 of Delaware General Corporation Law & Uniform Fraudulent Transfer Act
  - Although the probability of an unsuccessful outcome is low, the magnitude of potential damages is such that <u>the value ascribed to this contingent liability for purposes of determining the put price would cause per-share purchase price to be zero upon exercise of the put rights</u>
  - Absent a settlement, dismissal or other developments by June 30, 2011, the Company will be unable to purchase shares upon exercise of the put rights because of potential violation of applicable law and, in any event, the per-share purchase price determined by the Board will be zero. Accordingly, and the put rights will expire.

CAPS Legal Position re: *Qui Tam*

- Aggressive defense
- Legacy Issue
  - CAPS/OLGC exited bone stimulation device business Nov-2003 with sale to DJ Orthopedics
  - Notice of lawsuit received six years after selling the business
- OLGC under regulatory compliance mandate with U.S. Dept. of Health during period in question
  - Filed annual compliance reports
- OLGC <u>not</u> named with other defendants in "follow-on" lawsuit regarding kickbacks
- U.S. Gov't has <u>not</u> joined plaintiff in lawsuit
  - Only a small percentage of qui tam cases in which the U.S. Department of Justice elects not to intervene are settled or litigated to a verdict. The remainder are dismissed.

C) Status: NASDAQ Listing

CAPSTONE THERAPEUTICS

NASDAQ Listing Compliance

- Timing
  - Compliance period ended 02-May-2011
  - Appeal in process - Hearing scheduled for 30-Jun-2011
  - Hearings Panel has discretion to extend listing time period; however, hurdle for success is high absent a reverse stock split
  - CAPS may move to OTC Bulletin Board listing (CAPS.OB)
- Why appeal?
  - Continued listing on NASDAQ CM until completion of hearing and decision of Hearings Panel
  - CAPS Board will consider proposing to stockholders a reverse stock split in light of maturation of partnering activities

D) Operating Results

Capstone Key Financial Facts

- $21.6MM cash (31-Mar-2011)
- No long-term debt
- 52-wk Range: $0.24 - $1.23
- Market Cap as of 02-Jun-2011 : ~$9.9MM

	Guidance	Actual
2006	Orig: $35.0MM Rev: $15.0-$17.5MM	$13.4MM
2007	$18.0 - $19.0MM	$9.6MM
2008	$13.0 - $15.0MM	$12.6MM (incl. $1.041MM stock repurchase)
2009	$14.0 - $16.0MM	$12.8MM
2010	~$13.0MM	$10.8MM

Balance Sheet

(000s)		March 31, 2011 (Unaudited)		December 31, 2010
ASSETS				
Current assets				
Cash and cash equivalents	$	21,640	$	24,387
Short-term investments		-		-
Interest receivable and other current assets		463		643
Total current assets		22,103		25,030
Furniture and equipment, net		226		258
Long-term investments		-		-
Total assets	$	22,329	$	25,288
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities				
Accounts payable	$	632	$	246
Accrued compensation		478		674
Other accrued liabilities		260		236
Common Stock Options Warrants Liability		375		660
Total current liabilities		1,745		1,816
Potentially Redeemable Equity - see Note		-		15,556
Stockholders' Equity				
Common Stock $.0005 par value; 100,000,000 shares authorized; 40,775,411 shares in 2011 and 2010 issued and outstanding		20		20
Additional paid-in capital		188,607		188,258
Accumulated deficit ($140,281 at 2011 and $152,600 at 2010 accumulated during development stage period)		(168,043)		(180,362)
Total stockholders' equity		20,584		7,916
Total liabilities, potentially redeemable equity, and stockholders' equity	$	22,329	$	25,288

E) Summary

Summary

- AZX100 shows safety and signal of efficacy in dermal scarring
- CAPS believes AZX100 is a viable commercial candidate
  - Industry will cast deciding vote through partnering
    - If AZX100 is partnered, clinical trials proceed
    - If AZX100 is not partnered, CAPS optimizes clinical program value and preserves cash assets for benefit of stockholders

NASDAQCM: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 101
Tempe, AZ 85281
(602) 286-5520